Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included within the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Registration Statement on Form S-4 (File No. 333-254743), filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2021.

Introduction

Pubco is providing the following unaudited pro forma condensed combined financial information to aid in the analysis of the financial aspects of the Business Combination. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. In May 2020, the SEC adopted Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 was effective on January 1, 2021; therefore, the unaudited pro forma condensed combined financial information herein is presented in accordance therewith.

Alussa is a blank check company incorporated on June 13, 2019 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Alussa completed its IPO of 25,000,000 Alussa Units on November 29, 2019 and consummated an additional sale of 3,750,000 Alussa Units, which were subject to an over-allotment option granted to the underwriters of the IPO, on December 5, 2019, both at an offering price of $10.00 per unit. Simultaneously with the consummation of the IPO and the exercise of the underwriters’ over-allotment option, Alussa consummated the private sale of 8,750,000 warrants at an offering price of $1.00 per unit to the Alussa Initial Shareholders. Upon the closing of the aforementioned transactions, $287,500 thousand of the net proceeds was placed in the Trust Account and the remaining proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of March 31, 2021, there was approximately $289,839 thousand held in the Trust Account.

FREYR is an early stage company that was founded on February 1, 2018 and registered with the Norway Register of Business Enterprises on February 21, 2018 and is incorporated and domiciled in Norway. FREYR’s mission and vision is to accelerate the decarbonization of the transportation sector and energy systems by delivering some of the world’s cleanest and most cost-effective batteries. FREYR aims to produce some of the most cost-competitive batteries with the lowest carbon footprints, which could further support the acceleration of the energy transition. FREYR is currently working to develop its application of its in-licensed technology and planning the building of the battery factories in Mo i Rana. Planned principal operations have not yet commenced.

On January 29, 2021, Alussa entered into the Business Combination Agreement with (i) FREYR, (ii) the Purchaser Representative, (iii) Pubco, (iv) Norway Merger Sub 1, (v) Norway Merger Sub 2, (vi) Cayman Merger Sub, (vii) the Major Shareholders and (viii) the Shareholder Representative. Prior to the completion of the transactions contemplated by the Business Combination Agreement, (i) the Norway Merger Subs became wholly-owned subsidiaries of Alussa, (ii) Pubco became a wholly-owned subsidiary of Purchaser Representative and (iii) Cayman Merger Sub became a wholly-owned subsidiary of Pubco. Pursuant to the terms of the Business Combination Agreement (a) prior to the First Closing, the FREYR Wind Business was transferred to SVPH as a result of the Norwegian Demerger, (b) at the First Closing, Alussa merged with and into Cayman Merger Sub, with Alussa continuing as the surviving entity and a wholly owned subsidiary of Pubco, (c) following the First Closing and prior to the Second Closing, Alussa distributed all of its interests in Norway Merger Sub 1 to Pubco with the result that the Norway Merger Subs became wholly-owned subsidiaries of Pubco, (d) at the Second Closing, FREYR merged with and into Norway Merger Sub 2, with Norway Merger Sub 2 continuing as the surviving entity, (e) at the Second Closing, Pubco acquired all preferred shares of Norway Merger Sub 1 (which were be issued in exchange for the preferred shares in FREYR as a part of the Norway Merger) from the Company Preferred Share Transferors in exchange for a number of newly issued shares of Pubco and (f) at the Second Closing, Norway Merger Sub 1 merged with and into Pubco, with Pubco continuing as the surviving entity. As a result, (i) each issued and outstanding security of Alussa immediately prior to the Cayman Effective Time was exchanged for equivalent securities of Pubco in accordance with the Business Combination Agreement and the Plan of Merger (or, in the case of Dissenting Alussa Shareholders, if any, the right to receive the fair value of such holder’s Dissenting Alussa Ordinary Shares and such other rights as are granted by the Cayman Companies Act), (ii) each issued and outstanding share of FREYR immediately prior to the Norway Effective Time was exchanged for the right of the holder thereof to receive securities of Norway Merger Sub 1 in accordance with the Business Combination Agreement, (iii) each issued and outstanding security of Norway Merger Sub 1 (other than certain shares of Norway Merger Sub 1 held by Pubco and the warrants issued in exchange for Preferred Share Linked Warrants, which were cancelled) immediately prior to the Cross-Border Effective Time was exchanged for ordinary shares of Pubco and (iv) each issued and outstanding warrant or option of FREYR (other than the Preferred Shares Linked Warrants, which were exchanged for warrants of Norway Merger Sub 1, which were cancelled), after giving effect to the Norway Demerger, immediately prior to the effective time of the Norway Merger, was exchanged for the holder thereof to receive, respectively, Pubco Warrants and options of Pubco determined based on the Exchange Ratio, with the exercise price of each such Pubco Warrant and Pubco Option being equal to the exercise price of the corresponding option or warrant of FREYR in effect immediately prior to the effective time of the Norway Merger, divided by the Exchange Ratio, which was 0.179038 Pubco Ordinary Shares.

On January 29, 2021, Alussa and Pubco entered into the Subscription Agreements with certain investors for the PIPE Investment for the purpose of funding a portion of the Business Combination and the costs and expenses incurred in connection therewith, pursuant to which Pubco agreed to issue and sell to the PIPE Investors $600,000 thousand of Pubco Ordinary Shares, at a price of $10.00 per share, simultaneously with the or immediately prior to the Second Closing.

On April 6, 2021, Alussa borrowed $1,500,000 under the Loan Note, net of the $550,000 advance. On April 30, 2021 the Sponsor exercised its option to convert this loan into 1,500,000 Private Placement Warrants, at a price of $1.00 per warrant.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2021 assumes that the Business Combination, PIPE Investment, and issuance of the Loan Note and Loan Note Conversion occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 present pro forma effect to the Business Combination, PIPE Investment, and issuance of the Loan Note and Loan Note Conversion as if they had been completed on January 1, 2020.

The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Business Combination, PIPE Investment, and issuance of the Loan Note and Loan Note Conversion occurred on the dates indicated. The pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of Alussa and FREYR was derived from the audited financial statements of Alussa and FREYR, respectively, for the year ended December 31, 2020 and from the unaudited financial statements of Alussa and FREYR, respectively, as of and for the three months ended March 31, 2021, included within the Proxy Statement/Prospectus. This information should be read together with Alussa’s and FREYR’s financial statements and related notes, the sections titled “Alussa’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “FREYR Legacy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included within the Proxy Statement/Prospectus.

The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP. Alussa has been determined to be the “acquired” company based on evaluation of the following facts and circumstances:

•	FREYR comprises the ongoing operations of the combined company;

•	FREYR’s senior management comprises the senior management of the combined company; and

•	No shareholder controls the board of directors or has a majority of the voting power of the combined company.

Under this method of accounting, Alussa will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Pubco issuing shares for the net assets of Alussa, accompanied by a recapitalization. The net assets of Alussa will be stated at historical cost, with no goodwill or other intangible assets recorded.

Description of the Business Combination

Pursuant to the Business Combination Agreement, the aggregate share consideration issued by Pubco in the Business Combination was $1,164,402 thousand, consisting of 116,440,191 newly issued Pubco Ordinary Shares valued at $10.00 per share with no nominal value. Of the $1,164,402 thousand, the Alussa Public Shareholders received $103,108 thousand in the form of 10,310,832 newly issued Pubco Ordinary Shares, the Alussa Initial Shareholders received $71,875 thousand in the form of 7,187,500 newly issued Pubco Ordinary Shares, the PIPE Investors received $600,000 thousand in the form of 60,000,000 newly issued Pubco Ordinary Shares, the Company Preferred Share Transferors received $14,895 thousand in the form of 1,489,500 newly issued Pubco Ordinary Shares and the FREYR Shareholders received $374,524 thousand in the form of 37,452,359 newly issued Pubco Ordinary Shares. The following represents the consideration at closing of the Business Combination (the “Closing”) (in thousands):

Share Consideration
Pubco Ordinary Shares issued to Alussa Public Shareholders	103,108
Pubco Ordinary Shares issued to Alussa Initial Shareholders	71,875
Pubco Ordinary Shares issued to PIPE Investors	600,000
Pubco Ordinary Shares issued to Company Preferred Share Transferors	14,895
Pubco Ordinary Shares issued to FREYR Shareholders	374,524
Share Consideration – at Closing	$1,164,402

(1)	Pubco Ordinary Shares issued as set forth in the Business Combination Agreement at a price of $10.00 per share.

The value of share consideration issuable at the Closing was assumed to be $10.00 per share. The Business Combination will be accounted for as a reverse recapitalization, therefore any change in Pubco’s trading price will not impact the pro forma financial statements because Pubco will account for the acquisition of Alussa based on the amount of net assets acquired upon consummation. The consideration issued at the Closing as presented above does not include any warrants or options that are described in Note 4 — Loss Per Share.

The following summarizes the pro forma Pubco Ordinary Shares outstanding:

	Shares	%
Pubco Ordinary Shares issued to Alussa Public Shareholders	10,310,832	9%
Pubco Ordinary Shares issued to Alussa Initial Shareholders	7,187,500	6%
Pubco Ordinary Shares issued to PIPE Investors	60,000,000	52%
Pubco Ordinary Shares issued to Company Preferred Share Transferors	1,489,500	1%
Pubco Ordinary Shares issued to FREYR Shareholders	37,452,359	32%
Pro Forma Shares Outstanding	116,440,191	100%

(1)	Pro Forma Shares Outstanding does not give effect to the 2,750,528 FREYR Warrants and 850,393 FREYR Options exchanged for Pubco Warrants and Pubco Options, respectively, after giving effect to the Exchange Ratio, nor the 24,625,000 Alussa Warrants exchanged for an equivalent amount of Pubco Warrants to purchase Pubco Ordinary Shares.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 are based on the historical financial statements of Alussa and FREYR. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the unaudited pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2021 (continued)
(in thousands)

					As of
					March 31,
	As of March 31, 2021				2021
	Alussa	FREYR			Pubco Pro
	(Historical)	(Historical)	Transaction		Forma
	(US GAAP)	(US GAAP)	Adjustments		Combined
Assets
Current assets
Cash and cash equivalents	$334	$15,768	$289,839	(A)	$656,515
			(16,363)	(B)
			(10,062)	(C)
			579,000	(D)
			(6,934)	(E)
			(2,537)	(F)
			1,500	(G)
			(8,134)	(H)
			(185,896)	(I)
Restricted cash	—	280	—		280
VAT receivable	—	190	—		190
Interest income receivable	—	6	—		6
Prepaid expenses and other current assets	220	2,007	(1,247)	(F)	980
Total current assets	554	18,251	639,166		657,971
Property and equipment, net	—	112	—		112
Other long-term assets	—	12	—		12
Marketable securities held in Trust Account	289,839	—	(289,839)	(A)	—
Total assets	$290,393	$18,375	$349,327		$658,095
Liabilities, temporary equity and shareholders’ equity
Current liabilities
Accounts payable and accrued expenses	$8,134	$3,710	$(8,134)	(H)	$6,710
			3,000	(J)
Accounts payable and accrued liabilities – related party	—	481	—		481
Advance from related party	550	—	—		550
Deferred income	—	1,372	—		1,372
Redeemable preferred shares	—	15,069	(105)	(J)	—
			(14,895)	(K)
			(69)	(L)
Total current liabilities	8,684	20,632	(20,203)		9,113
Deferred underwriting fee payable	10,062	—	(10,062)	(C)	—
Warrant liabilities	60,950	—	4,830	(G)	31,395
			(34,385)	(M)
Total liabilities	79,696	20,632	(59,820)		40,508
Temporary equity
Ordinary shares subject to possible redemption	205,697	—	(205,697)	(N)	—
Shareholders’ equity
FREYR Battery ordinary shares	—	—	—		—
FREYR AS ordinary share capital	—	238	(238)	(O)	—
Alussa Class A ordinary shares	1	—	(1)	(P)	—
Alussa Class B ordinary shares	1	—	(1)	(P)	—
Additional paid in capital	49,026	19,562	579,000	(D)	655,433
			(3,784)	(F)
			(185,896)	(I)
			(2,895)	(J)
			14,895	(K)
			34,385	(M)
			205,697	(N)
			238	(O)
			2	(P)
			8,924	(Q)
			(63,721)	(R)
Accumulated other comprehensive income	—	715	—		715
Accumulated deficit	(44,028)	(22,772)	(16,363)	(B)	(38,561)
			(6,934)	(E)
			(3,330)	(G)
			69	(L)
			(8,924)	(Q)
			63,721	(R)
Total shareholders’ equity	5,000	(2,257)	614,844		617,587

Total liabilities, temporary equity and shareholders’ equity	$290,393	$18,375	$349,327		$658,095

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021 (in
thousands, except share and per share data)

	For the				For the
	three months				three months
	ended				ended
	March 31,				March 31,
	2021				2021
	Alussa	FREYR			Pubco Pro
	(Historical)	(Historical)	Transaction		Forma
	(US GAAP)	(US GAAP)	Adjustments		Combined
Operating expenses:
General and administrative	$—	$7,131	$(15)	(AA)	$7,355
			239	(BB)
Research and development	—	2,907	(11)	(AA)	2,896
Depreciation	—	10	—		10
Operating costs	5,329	—	—		5,329
Other operating expenses	—	1,871	—		1,871
Total operating expenses	5,329	11,919	213		17,461
Loss from operations	(5,329)	(11,919)	(213)		(17,461)
Other income (expense):
Warrant liability fair value adjustment	(25,593)	—	15,694	(CC)	(9,899)
Redeemable preferred shares fair value adjustment	—	6	(6)	(DD)	—
Interest income	4	6	(4)	(EE)	6
Foreign currency transaction loss	—	20	—		20
Loss before income taxes	(30,918)	(11,887)	15,471		(27,334)
Income tax expense	—	—	—		—
Net loss	(30,918)	(11,887)	15,471		(27,334)
Weighted average shares outstanding, basic and diluted		209,196,827			116,440,191
Basic and diluted net loss per common share		$(0.06)			$(0.23)
Weighted average redeemable ordinary shares outstanding, basic and diluted	23,470,955
Basic and diluted net income per redeemable ordinary share	$—
Weighted average non – redeemable ordinary shares outstanding, basic and diluted	12,466,545
Basic and diluted net loss per non – redeemable ordinary share	$(2.48)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED DECEMBER 31, 2020 (in
thousands, except share and per share data)

	For the					For the
	year ended					year ended
	December 31,					December 31,
	2020					2020
	Alussa	FREYR				Pubco Pro
	(Historical)	(Historical)	Transaction			Forma
	(US GAAP)	(US GAAP)	Adjustments			Combined
Operating expenses:
General and administrative	$—	$4,377	$955	(BB)		$21,771
			16,363	(FF)
			6,934	(GG)
			8,505	(HH)
			(15,363)	(II)
Research and development	—	1,865	—			1,865
Depreciation	—	15	—			15
Operating costs	5,191	—	—			5,191
Other operating expenses	—	2,666	(123)	(AA	)	2,543
Total operating expenses	5,191	8,923	17,271			31,385
Loss from operations	(5,191)	(8,923)	(17,271)			(31,385)
Other income (expense):
Warrant liability fair value adjustment	(4,394)	(1,670)	(969)	(CC)		(7,033)
Redeemable preferred shares fair value adjustment	—	(70)	70	(DD)		—
Convertible notes fair value adjustment	—	(201)	—			(201)
Interest expense	—	(53)	—			(53)
Interest income	2,004	20	(2,004)	(EE)		20
Foreign currency transaction gain	—	38	—			38
Gain on settlement of warrant liability	—	466	—			466
Other income	—	788	—			788
Loss before income taxes	(7,581)	(9,605)	(20,174)			(37,360)
Income tax expense	—	—	—			—
Net loss	(7,581)	(9,605)	(20,174)			(37,360)

Weighted average shares outstanding, basic and diluted		158,142,423				116,440,191
Basic and diluted net loss per common share		$(0.06)				$(0.32)
Weighted average redeemable ordinary shares outstanding, basic and diluted	24,958,411
Basic and diluted net income per redeemable ordinary share	$0.07
Weighted average non – redeemable ordinary shares outstanding, basic and diluted	10,979,089
Basic and diluted net loss per non – redeemable ordinary share	$(0.84)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP. Under this method of accounting, Alussa will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the following factors: (i) FREYR’s existing operations comprise the ongoing operations of the combined company, (ii) FREYR’s senior management comprises the senior management of the combined company and (iii) no shareholder has control of the board of directors or a majority voting interest in the combined company. In accordance with guidance applicable to these circumstances, the Business Combination will be treated as the equivalent of Pubco issuing share for the net assets of Alussa, accompanied by a recapitalization. The net assets of Alussa will be stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 assumes that the Business Combination and PIPE Investment occurred on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 present pro forma effect to the Business Combination, PIPE Investment, and issuance of the Loan Note and Loan Note Conversion as if they had been completed on January 1, 2020. The periods are presented on the basis of Alussa being considered the “acquired” company for accounting purposes.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 has been prepared using, and should be read in conjunction with, the following:

•	Alussa’s unaudited balance sheet as of March 31, 2021 and the related notes, included within the Proxy Statement/Prospectus; and

•	FREYR’s unaudited consolidated balance sheet as of March 31, 2021 and the related notes, included within the Proxy Statement/Prospectus.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 has been prepared using, and should be read in conjunction with, the following:

•	Alussa’s unaudited statement of operations for the three months ended March 31, 2021 and the related notes, included within the Proxy Statement/Prospectus; and

•	FREYR’s unaudited consolidated statement of operations for the three months ended March 31, 2021 and the related notes, included within the Proxy Statement/Prospectus.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 has been prepared using, and should be read in conjunction with, the following:

•	Alussa’s audited statement of operations for the year ended December 31, 2020 and the related notes, included within the Proxy Statement/Prospectus; and

•	FREYR’s audited consolidated statement of operations for the year ended December 31, 2020 and the related notes, included within the Proxy Statement/Prospectus.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination.

The unaudited pro forma condensed combined financial information assumes that the Pubco Public Warrants issued to Alussa Public Warrant holders upon completion of the reverse recapitalization will be equity classified.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation (continued)

The pro forma adjustments reflecting the consummation of the Business Combination, PIPE Investment, and issuance of the Loan Note and Loan Note Conversion are based on certain currently available information and certain assumptions and methodologies that Pubco believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Pubco believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination, PIPE Investment, and issuance of the Loan Note and Loan Note Conversion taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of Alussa and FREYR included within the Proxy Statement/Prospectus.

2. Accounting Policies

After consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the combined company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the combined company’s shares outstanding, assuming the Business Combination occurred on January 1, 2020.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows:

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

3. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information (continued)

Transaction Adjustments

(A)	Reflects the reclassification of $289,839 thousand of marketable securities held in the Alussa Trust Account that became available to fund the Business Combination.

(B)	Reflects the payment of transactions costs, including a $1,000 thousand bonus pool paid to Alussa’s officers and members of the Sponsor, incurred by Alussa in connection with the Business Combination.

(C)	Reflects the settlement of deferred underwriter’s fees incurred during the Alussa IPO paid upon completion of the Business Combination.

(D)	Reflects the issuance of 60,000,000 Pubco Ordinary Shares at a subscription price of $10.00 per share for proceeds of $579,000 thousand, net of issuance costs of $21,000 thousand in connection with the PIPE Investment, pursuant to the Subscription Agreements.

(E)	Reflects $6,934 thousand in permitted transaction bonuses to FREYR employees upon the closing of the Business Combination.

(F)	Reflects the payment of transaction costs, incurred by FREYR in connection with the Business Combination.

(G)	Reflects proceeds received by Alussa related to the Loan Note and the Private Placement Warrants issued pursuant to the Loan Note Conversion. The Private Placement Warrants are recognized as warrant liabilities at fair value, with the difference between the proceeds received and the fair value of the Private Placement Warrants recognized as an adjustment to Alussa’s accumulated deficit. The Private Placement Warrants were exchanged for Pubco Private Warrants upon consummation of the Business Combination.

(H)	Reflects the payment of Alussa’s historical accounts payable using funds held in the Alussa Trust Account that became available upon the close of the Business Combination.

(I)	Reflects the redemption of 18,439,168 Alussa Ordinary Shares for approximately $185,896 thousand at a redemption price of $10.08 per share.

(J)	Reflects the $3,000 thousand funding adjustment for the Norway Demerger of FREYR’s planned wind farm and transfer to SVPH prior to the First Closing pursuant to the Business Combination Agreement.

(K)	Reflects the conversion of the FREYR Preferred Shares into Pubco Ordinary Shares pursuant to the Business Combination.

(L)	Reflects the reversal of the historical fair value adjustment to the FREYR Preferred Shares.

(M)	Reflects the exchange of Alussa Public Warrants, which are liability classified, for an equivalent amount of Pubco Public Warrants, which are expected to be equity classified, upon consummation of the Business Combination. The unaudited pro forma condensed combined balance sheet reflects this reclassification as a decrease in warrant liabilities and a corresponding increase in Pubco’s additional paid-in capital. Also, this adjustment reflects the transfer of the 500,000 Private Placement Warrants from the Sponsor to certain of FREYR’s management and representatives pursuant to their compensation agreements, as discussed in (Q). As the warrants transferred have terms equivalent to the Pubco Public Warrants subsequent to transfer, this will result in a decrease in warrant liabilities and corresponding increase in Pubco’s additional paid-in capital.

(N)	Reflects reclassification of $205,697 thousand of ordinary shares subject to possible redemption to permanent equity.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

3.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information (continued)

(O)	Reflects the conversion of FREYR Ordinary Shares into Pubco Ordinary Shares pursuant to the Business Combination Agreement, based on the Exchange Ratio, which is expected to be 0.179038.

(P)	Reflects the conversion of Alussa Ordinary Shares into Pubco Ordinary Shares pursuant to the Business Combination Agreement.

(Q)	Reflects the recognition of share-based compensation expense for employee options, warrants and EDGE warrants that vested immediately upon the close of the Business Combination. This amount is inclusive of $615 thousand related to 500,000 Private Placement Warrants that were transferred from the Sponsor to certain of FREYR’s management and representatives pursuant to their compensation agreements. The key terms and conditions for awards to be granted under the 2021 Equity Incentive Plan have not yet been determined. As such, pro forma adjustments for the 2021 Equity Incentive Plan are not reflected in the unaudited pro forma condensed combined balance sheet.

(R)	Reflects the elimination of Alussa’s historical accumulated deficit and adjustments for the impact of transaction costs described in (B) and the working capital loan converted into Private Placement Warrants described in (G), as a result of the reverse recapitalization.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 are as follows:

Transaction Adjustments

(AA)	Reflects the adjustments for the Norway Demerger of FREYR’s wind farm business and transfer to SVPH prior to the First Closing pursuant to the Business Combination Agreement.

(BB)	Reflects the compensation of the board of directors of Pubco.

(CC)	Reflects the reversal of the historical fair value adjustment for the reclassification of the Alussa Public Warrants and the 500,000 Private Placement Warrants, described in (Q), that would not have been liability classified had the Business Combination been consummated on January 1, 2020, as further discussed in (M).

(DD)	Reflects the reversal of the historical fair value adjustment to the FREYR Preferred Shares that would not have been incurred had the Business Combination been consummated on January 1, 2020.

(EE)	Reflects the reversal of Alussa historical interest income related to marketable securities held in Trust Account that would not have been incurred had the Business Combination been consummated on January 1, 2020.

(FF)	Reflects the transaction costs, including a $1,000 thousand bonus pool to be paid to Alussa’s officers and members of the Sponsor, incurred by Alussa in relation to the Business Combination. These are non-recurring items.

(GG)	Reflects one-time cash bonuses to FREYR employees upon the closing of the Business Combination.

(HH)	Reflects the one-time recognition of share-based compensation expense for employee options and EDGE warrants that vested immediately upon the close of the Business Combination. The key terms and conditions for awards to be granted under the 2021 Equity Incentive Plan have not been determined. As such, pro forma adjustments for the 2021 Equity Incentive Plan are not reflected in the unaudited pro forma condensed combined statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

3.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information (continued)

(II)	Reflects the elimination of transaction costs related to the Business Combination that would not have otherwise been incurred since they are treated as a reduction of the cash proceeds and are deducted from Pubco’s additional paid-in capital rather than expensed as incurred.

4.	Loss per Share

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2020. As the Business Combination and related proposed equity transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination and PIPE Investment have been outstanding for the entire period presented.

The unaudited pro forma condensed combined financial information has been prepared for the three months ended March 31, 2021 and for the year ended December 31, 2020 (in thousands, except share and per share amounts):

Pro Forma Combined
For the Three Months Ended March 31, 2021
Pro forma net loss	$(27,334)
Pro forma net loss per share attributable to ordinary shareholders, basic and diluted	$(0.23)
Weighted average ordinary shares outstanding, basic and diluted	116,440,191
For the Year Ended December 31, 2020
Pro forma net loss	$(37,360)
Pro forma net loss per share attributable to ordinary shareholders, basic and diluted	$(0.32)
Weighted average ordinary shares outstanding, basic and diluted	116,440,191

(1)	Diluted loss per ordinary share is the same as basic loss per ordinary share because the effects of potentially dilutive instruments were anti-dilutive as a result of the Company’s net loss.